UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                      0-21696                     22-3106987
   (State or other                 (Commission               (I.R.S. Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)


          26 Landsdowne Street, Cambridge, Massachusetts            02139
             (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 Other Events.

          In a press release dated April 13, 2007, ARIAD Pharmaceuticals, Inc. announced that it has filed a claim against Amgen Inc. and certain affiliated entities (Amgen) and Wyeth alleging infringement of the pioneering U.S. patent covering methods of treating human disease by regulating NF-(kappa)B cell-signaling activity. The claim is in response to a lawsuit filed by Amgen against ARIAD in the United States District Court for the District of Delaware in April 2006 seeking declaratory judgment that the claims of U.S. Patent No. 6,410,516 (the `516 Patent) are invalid and that Amgen has not infringed any of the claims of the patent based on activities related to Enbrel(R) (etanercept) and Kineret(R) (anakinra).

          A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this
          Item 8.01 of this Current Report on Form 8-K.




ITEM 9.01 Financial Statements and Exhibits.

          (c)  The following exhibits are filed with this report

               Exhibit
               Number             Description
               ------             -----------
               99.1               Press release dated April 13, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARIAD Pharmaceuticals, Inc.



                                          By:  /s/ Edward M. Fitzgerald
                                             -----------------------------------
                                               Edward M. Fitzgerald
                                               Senior Vice President,
                                               Finance and Corporate Operations,
                                               Chief Financial Officer


Date:    April 13, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------
99.1              Press release dated April 13, 2007